UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00802 (Commission File Number)	27-2114934 (IRS Employer Identification Number)

312 Farmington Avenue Farmington, CT 06032 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2026, Horizon Technology Finance Corporation (the “Company”), and CR Financial Holdings, Inc. (“CRFH”) entered into a limited liability company agreement (the “LLC Agreement”) to co-manage a newly-formed joint venture, HRZN CRFH LLC (the “Joint Venture”). The Joint Venture is expected to invest in a manner consistent with the Joint Venture’s investment strategy and any investment guidelines adopted by the Company’s board of directors from time to time.

The Company and CRFH have committed in the aggregate to invest up to $100,000,000.00 in the Joint Venture, with the Company committing to invest up to $87,500,000.00 and CRFH committing to invest up to $12,500,000.00. Investments by each of the Company and CRFH in the Joint Venture will be made in the form of membership interests. All investments by the Joint Venture must approved by the unanimous vote of the Joint Venture’s investment committee, which is comprised of an equal number of representatives designated by each of the Company and CRFH. Further, all other decisions regarding the management of the Joint Venture require the approval of the majority of the Joint Venture’s board of directors, which is comprised of an equal number of representatives from each of the Company and CRFH.

The description above is only a summary of the material terms of the LLC Agreement and is qualified in its entirety by reference to the LLC Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure.

On March 19, 2026, the Company issued a press release announcing the launch of the Joint Venture, a copy of which is attached as Exhibit 99.1

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of such Section.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit

10.1	Limited Liability Company Agreement of HRZN CRFH LLC, dated as of March 18, 2026, by and between Horizon Technology Finance Corporation and CR Financial Holdings, Inc.

99.1	Press release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2026	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Michael P. Balkin
	Name:	Michael P. Balkin
	Title:	Chief Executive Officer